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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT - March 13, 2002
                        (Date of Earliest Event Reported)



                              GUILFORD MILLS, INC.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-06922

              Delaware                                     13-1995928
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      (State of Incorporation)                          (I.R.S. Employer
                                                       Identification No.)



   4925 West Market Street, Greensboro, NC                    27407
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            (Address of principal                           Zip Code
              executive offices)


       Registrant's telephone number, including area code: (336) 316-4000


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NY2:\1133340\03\_@H_03!.DOC\51040.0001

Item 3.       Bankruptcy or Receivership.

                  On March 13, 2002, Guilford Mills, Inc. (the "Company") and its domestic subsidiaries filed voluntary petitions under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The chapter 11 cases have been consolidated for procedural purposes only, are being jointly administered under case no. 02-40667 (BRL) pursuant to an order of the Bankruptcy Court, and were assigned to Judge Burton Lifland.

                  The Company and its subsidiaries remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.



Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

                  (c)      Exhibits.

                           10.1 Letter Agreement, dated March 5, 2002, among Guilford Mills, Inc. certain of its subsidiaries, certain Banks and certain Senior Note Holders

                           99.1 Press Release by Guilford Mills, Inc. dated March 13, 2002

Item 9.       Regulation FD Disclosure.

                  On March 5, 2002, Guilford Mills, Inc. announced that it had reached an agreement in principle with its senior lenders on a restructuring of the Company's approximately $270 million senior indebtedness. A letter agreement relating to the agreement in principle is attached hereto as Exhibit 10.1.

                  On March 13, 2002, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing the filing by the Company and its domestic subsidiaries of voluntary petitions under chapter 11 of title 11 of the Bankruptcy Code in the Bankruptcy Court.

                  At a hearing held on March 14, 2002, the Bankruptcy Court initially approved, on an interim basis, $10 million of an up-to-$30 million post-petition debtor-in-possession revolving credit facility provided by First Union National Bank.



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                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               GUILFORD MILLS, INC.



                               By:             Robert A. Emken, Jr.
                                     ------------------------------------------
                                     Name:     Robert A. Emken, Jr.
                                     Title:    General Counsel and Secretary



Dated:  March 18, 2002














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                                  EXHIBIT INDEX



Exhibit No.                               Description
-----------                               -----------

         10.1 Letter Agreement, dated March 5, 2002, among Guilford Mills, Inc. certain of its subsidiaries, certain Banks and certain Senior Note Holders

         99.1              Press Release by Guilford Mills, Inc. dated March 13,
                           2002
















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